SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference as of the 20th day of August, 2009.

AMONG:

SMARTLINX VOIP NETWORKS PRIVATE LIMITED, a company duly formed under the laws of India, with its principal office at 5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad, Hydrabad – 500 063, India

(hereinafter called the "Company")

OF THE FIRST PART

AND:

SMARTLINX ACQUISITION CORP., a company duly formed under the laws of Nevada, with its registered office at 8275 S. Eastern Avenue, Suite 200, Las Vegas, NV, 89123

(hereinafter called the “Purchaser”)

OF THE SECOND PART

AND:

DAVID K. RYAN, of 19838 – 43rd Avenue, Langley, BC, V3A 6R4

(hereinafter called the "Principal Shareholder")

OF THE THIRD PART

AND:

CIGNUS VENTURES INC., a corporation duly formed under the laws of Nevada with its principal office at Suite 410 – 103 East Holly Street, Bellingham, WA, 98225

(hereinafter called "Cignus")

OF THE FOURTH PART

AND:

CITIGLOBAL LTD., a corporation duly formed under the laws of the Republic of Mauritius with its registered office at 6th Floor Newton Tower, Sir William Newton Street, Port Louis, Mauritius.

(hereinafter called the "Vendor")

OF THE FIFTH PART

WHEREAS:

A.                The Purchaser has offered to purchase all of the issued and outstanding shares of the Company;

B.                The Vendor has agreed to sell to the Purchaser all of the issued and outstanding shares of the Company held by the Vendor on the terms and conditions set forth herein;

C.                As additional consideration for the sale of the shares of the Company to the Purchaser, the Principal Shareholder has agreed to transfer to the Vendor certain shares of the Purchaser; and

D.                The parties wish to enter into this Agreement in order to record the terms and conditions of the agreement among them the parties.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to the Vendor and to the Company, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.                  INTERPRETATION

1.1                Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

(a)	"Business" means the business in which the Company is engaged, namely:

(i) providing technical support and back office services for Voice-Over Internet Protocol (VOIP);

(ii) live on-line tutoring services utilizing its video enabled model and “Live Tutor” website; and

(iii) any other enterprise that is directly related to the foregoing.

(b)

"Closing Date" means the date that is five business days after the delivery of those financial statements specified in paragraph 6.1 of this Agreement, but in any event no later than September 30, 2009.

(c)	"Cignus Audited Financial Statements" means those audited financial statements of Cignus as at August 31, 2008, filed with the United States Securities and Exchange Commission on January 14, 2009.

(d)	"Cignus Financial Statements" means, collectively, the Cignus Audited Financial Statements and the Cignus Unaudited Financial Statements.

(e)	"Cignus Shares" means those fully paid and non-assessable shares in the common stock of Cignus to be issued by Cignus to the Vendor as set out in paragraph 2.2.

(f)	“Cignus Unaudited Financial Statements” means those unaudited financial statements of Cignus as at May 31, 2009, filed with the United States Securities and Exchange Commission on July 15, 2009.

(g)

“Cignus Warrants” means those warrants, in the form attached as Schedule “B” hereto, entitling the holder to acquire one share in the common stock of the Cignus for each warrant held, to be issued by Cignus to the Vendor pursuant to paragraph 2.2.

(h)	“Company Financial Statements” means the Company’s financial statements attached as Schedule A hereto.

(i)	"Company Shares" means the 10,000 equity shares of the Company legally and beneficially owned by the Vendor.

(j)	"Exchange Act" means the United States Securities Exchange Act of 1934.

(k)	"FINRA" means the Financial Industry Regulatory Authority.

(l)

"Principal Shares" means the 10,000,000 presently issued restricted shares in the common stock of Cignus held by the Principal Shareholder to be transferred to the Vendor as described in paragraph 2.3.

(m)	“Rs” means Rupees of India.

(n)	“Securities Act” means the United States Securities Act of 1933.

(o)	“SEC” means the United States Securities and Exchange Commission.

(p)	“Trademark” means those trademark applications described in Schedule “H” hereto.

1.2                All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

1.3                The following schedules are attached to and form part of this Agreement:

Schedule A	–	Company Financial Statements
Schedule B	–	Form of Cignus Warrants
Schedule C	–	Employment, Service & Pension Agreements of the Company
Schedule D	–	Real Property & Leases of the Company
Schedule E	–	Encumbrances on the Assets of the Company
Schedule F	–	Company Litigation
Schedule G	–	Cignus and the Purchaser Litigation
Schedule H	–	Patents, Trademarks, Trade Names, Copyrights and Websites of the Company
Schedule I	–	Share Transfer Form
Schedule J	–	Material Agreements of the Company

2.                  SHARE EXCHANGE AND PURCHASE OF SHARES

2.1                The Vendor hereby covenants and agrees to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from the Vendor, the Company Shares.

2.2                In consideration for the sale of the Company Shares by the Vendor to the Purchaser, Cignus shall:

(a)	allot and issue to the Vendor 3,250,000 shares of Cignus’ common stock (the “Cignus Shares”); and

(b)

issue to the Vendor warrants to acquire 4,250,000 shares of Cignus common stock at a price of $0.02 per share during the period of the date that is two (2) years from the date of issuance (the “Cignus Warrants”).

2.3                As additional consideration for the Vendor entering into this Agreement and completing the sale of the Company Shares to the Purchaser, the Principal Shareholder agrees to transfer the Principal Shares (10,000,000 shares in the common stock of the Purchaser) to the Vendor on the Closing Date for and at an aggregate price of $10,000.

2.4                The Vendor acknowledges that the Cignus Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Vendor in accordance with Regulation S of the Securities Act. Any certificates representing the Cignus Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

2.5                The Vendor acknowledges that the Cignus Warrants and the securities to be issued upon their exercise are “restricted securities” within the meaning of the Securities Act and will be issued to the Vendor in accordance with Regulation S of the Securities Act. Any certificates representing the Cignus Warrants will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN

EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THESE WARRANTS MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THESE WARRANTS OR THE SECURITIES TO BE ISSUED ON THE EXERCISE OF THESE WARRANTS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON AS THAT TERM IS DEFINED BY REGULATION S UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION TO REGISTRATION IS AVAILABLE.”

3.                  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE VENDOR

                                   The Company and the Vendor jointly and severally covenant with and acknowledge, represent and warrant to Cignus, the Purchaser and the Principal Shareholder as follows, and acknowledge that Cignus, the Purchaser and the Principal Shareholder relying upon such covenants, acknowledgements, representations and warranties in connection with the purchase by the Purchaser of the Company Shares, the issuance by Cignus of the Cignus Shares and the Cignus Warrants and the transfer by the Principal Shareholder of the Principal Shares:

3.1                The Company has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the laws of India; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a company with limited liability to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its business plan.

3.2                The total share capital of the Company consists of 1,500,000 equity shares, with a par value of Rs 10, of which 10,000 equity shares are issued and outstanding.

3.3                The Vendor is the legal, beneficial and recorded owner of the Company Shares, and has good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

3.4                No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the Company Shares.

3.5                No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company or of any securities of the Company.

3.6                The Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7                The Company will not, without the prior written consent of the Purchaser, issue any additional shares or ownership interest in the Company from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Company or ownership interest in the Company.

3.8                The Company is not a party to or bound by any guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

3.9                The books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as at the date hereof, and all material financial transactions of the Company relating to the Business have been accurately recorded in such books and records.

3.10                The Company Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Company as at the date thereof and there will not be, prior to the Closing Date, any material increase in the liabilities of the Company other than increases arising as a result of carrying on the Business in the ordinary and normal course.

3.11                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or oral, to which the Company or the Vendor may be a party.

3.12                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Company and the Vendor, result in the violation of any law or regulation of India or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any local laws, municipal bylaws or ordinances to which the Company or the Business may be subject.

3.13                This Agreement has been duly authorized, validly executed and delivered by the Company and the Vendor.

3.14                The Business has been carried on in the ordinary and normal course by the Company since the date of the Company Financial Statements and will be carried on by the Company in the ordinary and normal course after the date hereof and up to the Closing Date.

3.15                No capital expenditures in excess of $5,000 have been made or authorized by the Company since the date of the Company Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Company after the date hereof and up to the Closing Date without the prior written consent of the Purchaser.

3.16                Except as disclosed in the Schedules hereto, the Company is not a party to any written or oral employment, service, consulting or pension agreement, and, the Company does not have any employees or consultants who cannot be dismissed on not more than one months notice without further liability.

3.17                The Company does not have outstanding any bonds, debentures, mortgages, notes, loans or other indebtedness, and the Company is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except liabilities incurred in the ordinary course of business.

3.18                Except as disclosed in the Schedules hereto, the Company is not the owner or lessee of, and is not under any agreement to own or lease, any real property.

3.19                Except as disclosed in the Schedules hereto, the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

3.20                The Company has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of the Company and the Vendor, the Company is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

3.21                The Company does not have any outstanding material agreements, contracts or commitments, whether written or oral, of any nature or kind whatsoever, including, but not limited to, employment, service, consulting or pension agreements, other than those agreements expressly listed in the Schedules hereto or otherwise expressly disclosed in this Agreement.

3.22                Except as provided in the Schedules hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company), pending or threatened against or affecting the Company or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor the Vendor are aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

3.23                The Company is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there are no facts, which, after notice or lapse of time or both, that would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Company is entitled to all benefits thereunder. In particular, the Company’s agreement dated January 27, 2009 with Bharat Sanchar Nigam Limited is in good standing.

3.24                The Company has the right to use all of the intellectual property necessary to conduct the Business, including, but not limited to, the patents, trademarks, trade names and copyrights both domestic and foreign, set out in the Schedules hereto.

3.25                To the best of the knowledge of the Company and the Vendor, the conduct of the Business does not infringe upon the patents, trademarks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

3.26                To the best of the knowledge of the Company and the Vendor, the Company is conducting, and will conduct, the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is, or will be, carried on, the Company is not in material breach of any such laws, rules or regulations and is, or will be on the Closing Date, fully licensed, registered or qualified in each jurisdiction in which the Company owns or leases property or carries on, or proposes to carry on, the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

3.27                All facilities and equipment owned or used by the Company in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

3.28                Except as disclosed in the Company Financial Statements and the Schedules hereto, and except for salaries incurred in the ordinary course of business since the date thereof, the Company has no loans or indebtedness outstanding which have been made to or from directors, former directors, officers, shareholders and employees of the Company or to any person or corporate body not dealing at arm's length with any of the foregoing, and will not, prior to closing, pay any such indebtedness unless in accordance with budgets agreed in writing by the Purchaser.

3.29                The Company and the Vendor have made full disclosure to Cignus, the Purchaser and the Principal Shareholder of all aspects of the Business and has made all of its books and records available to the representatives of Cignus, the Purchaser and the Principal Shareholder in order to assist Cignus, the Purchaser and the Principal Shareholder in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by the Company or the Vendor.

3.30                There are no material liabilities of the Company of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Company or the Purchaser may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Company Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Company Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

3.31                The total liabilities of the Company do not exceed $150,000. As at March 31, 2009, the Company was indebted to Nettlinx Limited in the amount of $137,608, bearing interest at a rate of six percent (6%) per annum.

3.32                The Memorandum of Association, Articles of Association and other constating documents of the Company in effect with the appropriate corporate authorities as at the date of this Agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.33                The directors and officers of the Company are as follows:

Name	Position
Job Thomas Thekkekkara	Director, Chief Operating Officer
Nyayapathi Sunder Raj	Director, Chief Executive Officer
Manohar Loka Reddy	Director
Pogula Chandra Sekhar	Director

3.34                The Vendor is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Cignus Shares, the Cignus Warrants and the Principal Shares for the account or benefit of such a U.S. Person.

3.35                The Vendor represents and warrants to Cignus, the Purchaser and the Principal Shareholder that it is acquiring the Cignus Shares, the Cignus Warrants and the Principal Shares for investment purposes only, with no present intention of dividing its interest with others or reselling or otherwise disposing of any or all of the Cignus Shares, the Cignus Warrants and the Principal Shares.

3.36                The Vendor was not in the United States at the time the offer to acquire the Cignus Shares, the Cignus Warrants and the Principal Shares was received.

4.                  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND CIGNUS

                                   The Purchaser and Cignus covenant with and represent and warrant to the Vendor and the Company as follows and acknowledge that the Vendor are relying upon such covenants, representations and warranties in entering into this Agreement:

4.1                The Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.2                Cignus has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it is a reporting issuer under the Exchange Act and is in good standing with respect to all filings required to be made under such statutes with the SEC; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.3                The authorized capital of Cignus consists of 200,000,000 shares with a par value of $0.001 per share, 100,000,000 shares of which are common stock and 100,000,000 shares of which are preferred stock. There are 16,000,000 shares of common stock currently issued and outstanding as fully paid and non-assessable shares and no shares of preferred stock issued and outstanding.

4.4                No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Cignus or the Purchaser.

4.5                Except for Cignus completing a private placement of 2,500,000 units at a price of $0.02 per unit, with each unit consisting of one share of Cignus’ common stock and one share purchase warrant exercisable at $0.02 per share, Cignus and the Purchaser will not, without the prior written consent of the Vendor, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of Cignus and the Purchaser.

4.6                The directors and officers of the Purchaser are as follows:

Name	Position
David K. Ryan	Director, President, Secretary and Treasurer

4.7                The directors and officers of Cignus are as follows:

Name	Position
David K. Ryan	Director, CEO, CFO, President, Secretary and Treasurer

4.8                The Cignus Audited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Cignus as at the date thereof.

4.9                The Cignus Unaudited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Cignus as of the date thereof and there will not be, prior to the Closing Date, any material increase in the liabilities of Cignus.

4.10                There have been no material adverse changes in the financial position or condition of Cignus or damage, loss or destruction materially affecting the business or property of Cignus from the date of the Cignus Unaudited Financial Statements to the Closing Date except as may be disclosed by Cignus in Current Reports on Form 8-K filed with the SEC.

4.11                Cignus and the Purchaser have made full disclosure to the Vendor of all material aspects of Cignus and the Purchaser’s business and has made all of its books and records available to the representatives of the Vendor in order to assist the Vendor in the performance of its due diligence searches and no material facts in relation to Cignus and the Purchaser’s business have been concealed by Cignus and the Purchaser.

4.12                Neither Cignus nor the Purchaser is a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

4.13                Except as disclosed in the Schedules attached hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of Cignus or the Purchaser), pending or threatened against or affecting Cignus, the Purchaser or their business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and Cignus and the Purchaser are not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

4.14                Cignus' common shares are quoted on the FINRA OTC Bulletin Board and Cignus is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the FINRA OTC Bulletin Board applicable to Cignus or its operations.

4.15                Neither Cignus nor the Purchaser currently have any employees and is not party to any collective agreements with any labour unions or other association of employees.

4.16                Other than the Purchaser and CVI Exploration Ltd., Cignus does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Company.

4.17                The business of Cignus and the Purchaser now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendor.

4.18                No liability, cost or expense will be incurred or payable by Cignus or the Purchaser in connection with the disposition of any of its properties.

4.19                Neither Cignus nor the Purchaser is indebted to any of its directors or officers nor are any of Cignus or the Purchaser’s directors or officers indebted to them.

4.20                Cignus and the Purchaser has good and marketable title to its properties and assets as set out in Cignus Audited Financial Statements and such properties and assets are not subject to any mortgages, pledges, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

4.21                The Corporate Charter, Articles of Incorporation and Bylaws and any other constating documents of Cignus and the Purchaser in effect with the appropriate corporate authorities as at the date of this Agreement will not have been materially changed as at the Closing Date.

4.22                Except for liabilities accrued in connection with legal, auditing and accounting expenses for the preparation of this Agreement and in order to complete the closing of the transactions contemplated therein, there are no material liabilities of Cignus and the Purchaser of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which Cignus, the Purchaser or the Company may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Cignus Audited Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Cignus Audited Financial Statements, none of which has been materially adverse to the nature of Cignus or the Purchaser's business, results of operations, assets, financial condition or manner of conducting Cignus or the Purchaser's business.

4.23                The total liabilities of CVI Exploration Ltd., a wholly-owned subsidiary of Cignus, do not exceed $1,000 and CVI Exploration Ltd. is in the process of being dissolved by the Registrar of Companies.

4.24                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of Cignus or the Purchaser or of any indenture, instrument or agreement, written or oral, to which Cignus or the Purchaser may be a party.

4.25                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of Cignus, result in the violation of any law or regulation of the United States or the State of Nevada or of any local government bylaw or ordinance to which Cignus, the Purchaser or their business may be subject.

4.26                This Agreement has been duly authorized, validly executed and delivered by Cignus or the Purchaser.

4.27                Neither Cignus nor the Purchaser have contracts with any officers, directors, accountants, lawyers or others which cannot be terminated with not more than one month's notice.

4.28                No agreement has been made with Cignus or the Purchaser in respect of the purchase and sale contemplated by this Agreement that could give rise to any valid claim by any person against the Company or the Vendor for a finder's fee, brokerage commission or similar payment.

4.29                Cignus, the Purchaser and the Principal Shareholder were given the opportunity to inspect and carry out due diligence searches on the Company and the Vendor.

5.                  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL SHAREHOLDER

                                   The Principal Shareholder covenants with and represents and warrants to the Vendor and the Company as follows and acknowledges that the Vendor is relying upon such covenants, representations and warranties in entering into this Agreement:

5.1                The Principal Shares are owned by the Principal Shareholder as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

5.2                The Principal Shares shall indemnify and hold the Company and the Vendor harmless from any liabilities arising from CVI Exploration Inc.

6.                  ACTS IN CONTEMPLATION OF CLOSING

6.1                The Company covenants and agrees with Cignus, the Purchaser and the Principal Shareholder to, prior to or on the Closing Date, deliver to Cignus and the Purchaser those audited and unaudited financial statements of the Company as are required by Regulation S-K of the SEC in order to permit Cignus to make the SEC filings required in respect of the purchase and sale of the shares of the Company in accordance with this Agreement, including, but not limited to, annual financial statements for the year ended March 31, 2009, prepared in accordance with United States Generally Accepted Accounting Procedures (“US GAAP”) and audited in accordance with PCAOB audit standards, and unaudited interim financial statements for the period ended June 30, 2009, prepared in accordance with US GAAP.

6.2                Cignus will take such steps as may be necessary, including the filing of an information statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, to effect the following changes in the officers and directors of Cignus:

Name	Position
Abraham Joy	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer & Director
Job Thomas Thekkekkara	Director
Nyayapathi Sunder Raj	Director

7.                  CONDITIONS OF CLOSING

7.1                All obligations of the Cignus and the Purchaser under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The respective representations and warranties of the Vendor and the Company contained in this Agreement or in any Schedule hereto or certificate or other document delivered to Cignus and the Purchaser pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and Cignus and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for Cignus and the Purchaser and signed under seal by the Vendor and by two senior officers of the Company to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in Article 3 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of Cignus and the Purchaser;

(b)

the Company shall have caused to be delivered to the Purchaser an opinion of legal counsel acceptable to Cignus and the Purchaser's legal counsel, in form and substance satisfactory to Cignus and the Purchaser, dated as of the Closing Date, to the effect that:

(i)

the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

(ii)

the Company has been duly incorporated, organized and is validly existing under the laws of India, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;

	(iii)	the issued and authorized capital of the Company is as set out in this Agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

(iv)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Company Shares to be duly and validly transferred to and registered in the name of the Purchaser;

(v)

all necessary governmental and regulatory approvals, including, but not limited to, those approvals required under the Foreign Exchange Management Act 1999 (India), to permit the transfer of the Company’s shares to the Purchaser and the Principal Shares to the Vendor and the issuance of the Cignus Shares and Cignus Warrants to the Vendor; and

(vi)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the transfer of the Company Shares to the Purchaser, will not be in breach of any laws of India, and, in particular but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Vendor and the Company has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of India or of any other country or state in which the Vendor is resident or the Company carries on business;

and, without limiting the generality of the foregoing, that all corporate proceedings of the Company, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for Cignus and the Purchaser, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favorable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the Company or the Business (financial or otherwise) from that shown on or reflected in the Company Financial Statements.

(d)	No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.

(e)	The Company shall have delivered to Cignus and the Purchaser those financial statements of the Company specified in paragraph 6.1 hereof.

7.2                In the event any of the foregoing conditions contained in paragraph 7.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of Cignus and the Purchaser, Cignus and the Purchaser may terminate this Agreement by written notice to the Vendor and in such event Cignus and the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by Cignus and the Purchaser without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions.

7.3                All obligations of the Company and the Vendor under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The representations and warranties of Cignus and the Purchaser contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Company and the Vendor pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule.

(b)

Cignus and the Purchaser shall have caused to be delivered to the Company either a certificate of an officer of Cignus and the Purchaser or, at the Company’s election, an opinion of legal counsel acceptable to counsel to the Company, in either case, in form and substance satisfactory to the Company, dated as of the Closing Date, to the effect that:

(i)

Cignus and the Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Nevada and with respect to all annual and quarterly filings with the SEC;

(ii)	the issued and authorized capital of Cignus and the Purchaser is as set out in this Agreement and all issued shares have been validly issued as fully paid and non-assessable;

(iii)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, will not be in breach of any laws of Nevada and, in particular, but without limiting the generality of the foregoing, the execution and delivery of this Agreement by Cignus and the Purchaser has not breached, and the consummation of the purchase and sale contemplated hereby will not be in breach of, any securities laws of the United States of America;

and, without limiting the generality of the foregoing, that all corporate proceedings of Cignus and the Purchaser, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Company, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favorable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of Cignus and the Purchaser from that shown on or reflected in the Cignus Audited Financial Statements.

(d)	Cignus shall have made the Schedule 14F-1 Information Statement filing as required under paragraph 6.2.

(e)

The Principal Shareholder shall have delivered to the Company and the Purchaser his resignation as the Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and as a Director of Cignus.

7.4                In the event that any of the conditions contained in paragraph 6.3 hereof shall not be fulfilled or performed by Cignus and the Purchaser at or before the Closing Date to the reasonable satisfaction of the Company and the Vendor then the Company and the Vendor shall have all the rights and privileges granted to Cignus and the Purchaser under paragraph 6.2, mutatis mutandis.

8.                  CLOSING ARRANGEMENTS

8.1                The closing shall take place on the Closing Date such time and place as the parties may mutually agree.

8.2                On the Closing Date, upon fulfilment of all the conditions set out in Article 7 which have not been waived in writing by Cignus and the Purchaser or by the Company and the Vendor, as the case may be, then:

(a)	the Company and/or the Vendor shall deliver to Cignus and/or the Purchaser:

(i)

Share Transfer Form in the form attached as Schedule “I” hereto and such other documents as may be necessary to record the transfer of the Company to the Purchaser in the appropriate commercial registry;

(ii)	the certificates and officer's certificate or opinion referred to in paragraph 7.1; and

(iii)	evidence satisfactory to Cignus and the Purchaser and its legal counsel of the completion by the Company and the Vendor of those acts referred to in paragraph 7.1;

(b)	the Vendor and the Company shall cause the Company Shares to be transferred into the name of the Purchaser, or its nominee, to be duly and regularly recorded in the books and records of the Company;

(c)	Cignus and/or the Purchaser shall issue, execute and deliver to the Company and/or the Vendor:

(i)

certificates representing the Cignus Shares and the Cignus Warrants duly endorsed with legends, acceptable to the Cignus's counsel, respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States or any state;

	(ii)	the certificates and officer's certificate or opinion referred to in paragraph 7.3;

	(iii)	sequential resignations and directors resolutions such that the following will have been appointed directors and/or officers of Cignus immediately following closing:

Name	Position
Abraham Joy	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer & Director
Job Thomas Thekkekkara	Director
Nyayapathi Sunder Raj	Director

(iv)

all agreements, deeds or other documents (including but not limited to a power of attorney) which are necessary to register the transfer of the Company from the Vendor to the Purchaser in the appropriate commercial registry;

(d)

The Principal Shareholder shall deliver to the Vendor the certificates representing all the Principal Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all applicable security transfer taxes paid.

(e)	Following the Closing Date, Cignus agrees that:

(i)

it will change its corporate name to “Smartlinx Inc.”, which name change will be effected by merging the Purchaser into Cignus. If the transactions contemplated in this Agreement are not completed for any reason, Cignus will not proceed with the change of its corporate name to “Smartlinx Inc.”;

(ii)	it will complete a 2.7 for 1 forward split of its common stock; and

(iii)	it will complete financing of at least $200,000 at a price to be determined; and

the parties acknowledge that the completion of paragraphs 8.2(e)(i), 8.2(e)(ii) and 8.2(e)(iii) is not a condition precedent under this Agreement

9.                  GENERAL PROVISIONS

9.1                Time shall be of the essence of this Agreement.

9.2                This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

9.3                This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Cignus and the Purchaser may not assign this Agreement without the consent of the Company which consent may be withheld for any reason whatsoever.

9.4                Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

9.5                This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

9.6               No claim shall be made by the Company or the Vendor against Cignus and the Purchaser, or by Cignus and the Purchaser against the Company or the Vendor, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $5,000.

This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SMARTLINX VOIP NETWORKS	SMARTLINX ACQUISITION CORP.
PRIVATE LTD.

/s/ Manohar Loka Reddy	/s/ David K. Ryan
Per: Manohar Loka Reddy	Per: David K. Ryan

/s/ Pogula Chandra Sekhar
Per: Pogula Chandra Sekhar

CIGNUS VENTURES INC.	CITIGLOBAL LTD.

/s/ David K. Ryan	/s/ Manohar Loka Reddy
Per: David K. Ryan,	Per: Manohar Loka Reddy
President, Secretary and Treasurer

SIGNED, SEALED AND DELIVERED
BY DAVID K. RYAN
in the presence of:

/s/ Stephen F.X. O’Neill	/s/ David K. Ryan
Signature of Witness	DAVID K. RYAN

Stephen F.X. O’Neill
Name

Suite 950, 650 W. Georgia St,
Address

Vancouver, BC V6B 4N8

SCHEDULE "A"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

COMPANY FINANCIAL STATEMENTS

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
Foreign Subsidiary Financial Reporting Package
Table of Contents

1	Detailed Trial Balance
2	Balance Sheet
3	Statement of Operations
4	Statement of Stockholders' Equity
5	Fixed Asset Rollforward Schedule
6	Trade Receivable Schedule
7	Other Current Assets
8	Current Liabilities Schedule
9	Cost of Revenue
10	Selling, General & Administrative Expenses

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063	Closing Rate	52.17
Trial Balance as at 31-03-2009	Average Rate	46.47
	Date of Issue	44.98

	Rupees
	Debit	Credit
Share Capital		100,000
Unsecured Loans		7,179,000
Current Liabilities		336,685
Provisions		70,343
Deffered Tax liablity		13,576
Fixed Assets	645,839
Accumulated Depreciation		187,361
Cash and Bank Balance	295,727
Loans & Advances	1,542,925
Miscellaneous Expenditure	975,827
Profit & Loss Account	3,727,653
Sales Accounts
Sales and Service		1,248,471
Indirect Expenses
Salaries	1,241,677
Staffwelfare Expenses	694
Provident Fund	35,121
P.F.Adminstrative Exp.	5,762
Bank Charges	34,708
Audit Fees	11,030
Postage & Courier A/c	1,813
Printing & Stationery	1,567
Professional Tax	2,500
Rates & Taxes Fee	12,205
Medical Expenses	1,800
Cost of VOIP Phones sold	144,500
General Expencess A/c	50
Insurance A/c	3,503
Internet Expenses A/c	10,361
Legal & Professional Charges	12,000
Local Conveyance Exp	37,230
Currency Translation Adjustment A/c
Telephone Expenses (Cell Phone)	38,971
Travelling Expenses	4,203
Depreciation	81,362
Miscellaneous Expenditure Written off	245,014
Deffered taxes	13,576
FBT	7,817

	9,135,436	9,135,436

SMARTLINX VOIP NETWORKS PRIVATE LIMITED		31/03/2009	31/03/2008	31/03/2007
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad	Closing Rate	52.17	39.90
Hyderabad - 500 063	Date of Issue	44.98	44.98
	Average Rate	46.47	40.29	45.25
BALANCE SHEET

	As at
	March 31, 2009	March 31, 2008
	USD	USD

ASSETS
Current Assets
Cash & cash equivalents	5,669	3,893
Trade Receivables	17,499	2,988
Other Current Assets	2,492	3,130
Total Current Assets	25,659	10,012

Property and equipment, net	8,788	10,189
Other Non-Current Assets (Misc. Expenditure not written-off	28,289	424
Profit & Loss Account	72,458	87,500
Currency Translation Ajustement Account	12,698	5,643

	147,893	113,768

LIABILITIES & SHARE HOLDER'S EQUITY
Current Liabilities & Provisions
Current Liabilities	145,410	111,544
Deffered Tax liablity	260	-

Total Current Liabilities	145,670	111,544

Other Non-Current Liabilities	-	-

Total Liabilites	145,670	111,544

Shareholder's Funds
Common Stock, INR 10 par value 15,000,000 (previous
year 100,000) shares authorized and issued and
outstanding 10.000 shares (previous year 10,000shares)	2,223	2,223

Total Liabilities and Shareholder's Equity	147,893	113,768

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad		31/03/2009	31/03/2008
Hyderabad - 500 063	Average Rate	46.47	40.29

STATEMENT OF OPERATIONS

Year ended
March 31, 2009
USD
Income
Sales and Service revenue	26,866

Cost of Revenue	27,615

Gross Margin	(749)

Selling, general and administrative expenses	11,335
Depreciation	1,751

Operating Income / (Loss)	(13,835)
Interest Expense	747
Income / (Loss) before taxes	(14,581)
Taxes:
Current Taxes	-
Deffered taxes	292
FBT	168
Net Income / (Loss)	(15,042)

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
Statement of Stockholders Equity (in US GAAP)

	Shares	Share	Comprehensive	Retained	Total
		capital	Income	Earnings
	Number		USD

At March 31, 2008	10,000	2,223	-	87,500	87,500

Net Income for the Year 2008-09			(15,042)	(15,042)	(15,042)

At March 31, 2009	10,000	2,223	(15,042)	72,458	72,458

SMARTLINX VOIP NETWORKS PRIVATE LIMITED		31/03/2009	31/03/2008
Fixed Asset Rollforward (in US GAAP)	Closing Rate	52.17
March 31, 2009	Avergae Rate	46.47	40.29

	Rupees				$USD
	03/31/08 Balnce	Additions	Reclass / Disposal	03/31/09 Balance	03/31/08 Balance	Additions	Reclass / Dispos	03/31/09 Balance

Computer Equipment (H/W)	482,575	133,264	-	615,839	$9,250	$2,554	-	$11,804
				-
Racks	30,000	-		30,000	$575	$0	-	$575
				-
Total	512,575	133,264	-	645,839	$9,825	$2,554	-	$12,380

Accumulated Depreciation	105,999	81,362		187,361	$2,032	$1,751	-	$3,783

Net Book Value	406,576	51,902	-	458,478	$7,793	$804	-	$8,788

		Depreciation Expense		(81,362)	Depreciation Expense			$1,751

SMARTLINX VOIP NETWORKS PRIVATE LIMITED		31/03/2009	31/03/2008
Trade Receivable (in US GAAP)	Closing Rate	52.17	39.90

	31/03/2009	31/03/2009	31/03/2008	31/03/2008
	Rupees	USD	Rupees	USD

Gross Accounts Receivable	912,911	17,499	119,240	2,988
Less: Maturities greater that 1 year	-	-	-	-
Current portion	912,911	17,499	119,240	2,988

Rollforward of Allowance for Doubtful Accounts

Beginning allowance for doubtful accounts
Less: Amounts written-off
Add: Additional items included in allowance
Ending Allowance for Doubtful Accounts	-	-	-	-

SMARTLINX VOIP NETWORKS PRIVATE LIMITED		31/03/2009	31/03/2008
Other Current Assets (in US GAAP)	Closing Rate	52.17	39.90

	31/03/2009	31/03/2009	31/03/2008	31/03/2008
	Rupees	USD	Rupees	USD

Loans & Advances	121,731	2,333	124,897	3,130.25
Input VAT	5,780	111		-
Prepaid Insurance	2,503	48		-
	130,014	2,492	124,897	3,130

Other Non-Current Assets (in US GAAP)
	31/03/2009	31/03/2009	31/03/2008	31/03/2008
	Rupees	USD	Rupees	USD

Bank Guarantee - BSNL	500,000	9,584	-	-
Miscellaneous Expenses (to the extent not written-off)	975,827	18,705	16,920	424

	1,475,827	28,289	16,920	424

SMARTLINX VOIP NETWORKS PRIVATE LIMITED		31/03/2009
Current Liabilites (in US GAAP)	Closing Rate	52.17

	31/03/2009	31/03/2009	31/03/2008	31/03/2008
	Rupees	USD	Rupees	USD

CURRENT LIABILITIES
Sundry Creditors & Other payables	293,039	5,617	57,669	1,445
Sundry debtors Cr balances	43,372	831	62,557	1,568
Nettlinx Limited	273	5	4,247,928	106,464
Audit Fees	11,030	211	22,460	563
Tds Payable	41,491	795	39,686	995
P F Payable	8,565	164	6,656	167
Professional Tax Payable	540	10	510	13
Telephone Expenses Payable	900	17	-	-
FBT Payable	7,817	150	13,153	330
Nettlinx Limited	7,179,000	137,608	-	-

	7,586,027	145,410	4,450,620	111,544

SMARTLINX VOIP NETWORKS PRIVATE LIMITED		31/03/2009	31/03/2008
Cost Of Revenue (in USGAAP)	Average Rate	46.47	40.29

	31/03/2009	31/03/2008
	USD	USD

Personnel Cost
Salaries	26,720	43,496
Staff Recruitment & Training Exp A/c	-	434
Staffwelfare Expenses	15	116
Provident Fund	756	2,292
P.F.Adminstrative Exp.	124	255
		-
	27,615	46,594

SMARTLINX VOIP NETWORKS PRIVATE LIMITED		31/03/2009	31/03/2008
Schedule for Selling, General and Administrative Expenses (in USGAAP)	Average Rate	46.47	40.29

	31/03/2009	31/03/2008
	USD	USD
Selling, general and administrative expenses
Advertisement & Publicity Exp	-	1,418
Audit Fees	237	279
Business Promotions Exp.	-	248
Computer Maintenance Exp	-	73
Postage & Courier A/c	39	21
Printing & Stationery	34	1,085
Professional Tax	54	124
Rates & Taxes Fee	263	93
Medical Expenses	39	69
Cost of VOIP Phones sold	3,110	-
Discount - Voip	-	2,485
Electrical Maintenance Exp	-	286
General Expencess	1	48
Insurance	75	-
Internet Expenses	223	389
Legal & Professional Charges	258	1,262
Local Conveyance Exp	801	1,583
Telephone Expenses (Cell Phone)	839	2,436
Travelling Expenses	90	550
Vehicle Maintenance	-	1,572
Voip Talktime Expense	-	1,055
Networking Maintenance Expenses	-	1,001
Deferred Revenue Exp.Written Off	5,181	-
Miscellaneous Expenditure Written off	91	105
	11,335	16,183

SMARTLINX VOIP NETWORKS PRIVATE LIMITED

NOTES TO FINANCIAL STATEMENTS

1.	Summary Of Significant Accounting Policies:

a. Basis of Preparation

The accompanying Financial Statements are reported in US Dollars (USD). The Indian Rupee (INR) is the functional currency for the Company. The translation of the functional currency into USD is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using weighted average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as accumulated other comprehensive income, a separate component of shareholder’s equity.

b. Foreign Currency Translation

Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates prevailing on the date of transaction. Gain or losses resulting from foreign currency transactions are included in the statement of operations.

c. Use of estimates

The preparation of financial statements in conformity with US GAAP requires Management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Theses estimates are based on information available as of date of the financial statements. Actual results, therefore, could differ from those estimates.

d. Cash and cash equivalents

The company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents. Cash and claims to cash that are restricted as to withdrawal or used in ordinary course of business are classified as restricted cash and cash equivalents under other current assets.

e. Trade Receivables

Account receivables are amounts due from the customers. They are stated at their estimated net realizable value.

f. Property and Equipment

Property and Equipment are stated at historical cost, less accumulated depreciation, however these are re-stated in USD using the closing exchange rate.

Property and Equipment costing less than US $100 (INR 5,000) are depreciated fully in the year of purchase. Depreciation is provided on a straight line basis at the following rates:

Computer Equipment – 16.21%
Furniture & Fixtures – 4.75%

g. Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future consequences attributable to differences between financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

h. Revenue Recognition:

The Company has entered into an agreement with Nettlinx Limited for marketing its VOIP network services. Revenue from the VOIP network services is recognized on the basis of the receipt of order and completion of the projects.

i. Expenses

Cost s of revenue primarily includes the compensation cost of technical staff, and other expenses incurred that are related to the generation of revenues. Depreciation is not included in the costs of revenue and has been disclosed separately in the statement of income.

Selling, general and administrative expenses generally include the compensation costs of sales, management and administrative personnel, travel costs, and other general expenses not attributable to costs of revenue.

j. Employee benefits

Contribution to defined Schemes such as Provident Fund and Employee’s State Insurance Scheme are charged as incurred on accrual basis.

k. Recoverability of Long Lived Assets

US GAAP requires that the recoverable amount of an asset, including property, plant and equipment, should be estimated whenever there is an indication that the asset may be impaired. The company, at each balance sheet date and whenever indications of impairment arise, evaluates the recoverability of the carrying amount of its long lived assets through an assessment of the estimated future undiscounted cash flows related to those assets. In the event that assets are found to be carried at amounts, which are in excess of estimates gross future cash flows, the carrying value of the related asset or group of assets is reduced by which the carrying value exceeds the fair value.

l. Cash and cash equivalents

Cash and cash equivalents consist of:

	As at March 31,
	2009	2008
	$	$
Cash on hand	2,076	2,750

Cash at bank	3,593	1,143

	5,669	3,893

m. Restricted Cash and cash equivalents

The Company does not have any cash and cash equivalents that are pledged with any authority or institution and are restricted for use.

n. Other Current Assets

Other current assets including advances given to employees and other advances that are recoverable within a period of one year.

o. Other Non-Current Assets

Other non-current assets include bank guarantee given to BSNL for use of their infrastructure facility (band width) and preliminary and pre-operative expenses incurred that are written-off over a period of five years starting from the end of the financial year in which they have been incurred.

p. Related party transactions

During the year ended March 31, 2009 the Company has entered into transactions with the following related parties:

Name	Nature of Relationship

Nettlinx Limited	Company in which directors are interested

Transactions with the above and outstanding balances are as follows:

	As of March 31,
	2009	2008
	$	$
Sales	26,866	18,330
Unsecured loan from Nettlinx Limited	137,608	-
Accounts receivable from Nettlinx Limited	17,499	2,988

q. Income Tax

	As of March 31,
	2009	2008
	$	$
Income tax consist of
- Current Tax	-	-
- Deferred Tax	292	-
- Fringe Benefit Tax	168	290

Total	460	290

SCHEDULE “B”

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

FORM OF CIGNUS WARRANTS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

CIGNUS VENTURES INC.
A NEVADA CORPORATION

COMMON STOCK PURCHASE
WARRANT CERTIFICATE NO. «Warrant_Cert_No»

«IssueDateNo»

1.           Issuance

THIS IS TO CERTIFY THAT, for value received, CITIGLOBAL LTD. of «Address_of_SubscriberNo», (the “Holder”), shall have the right to purchase from CIGNUS VENTURES INC., a Nevada corporation (the “Corporation”), «Number_Units_No» («No_of_WarrantsNo») fully paid and non-assessable shares of the Corporation’s common stock (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on the «ExpireDayNo» day of «ExpireMonthNo», «ExpireYearNo» (the “Expiration Date”) at an exercise price (the "Exercise Price") equal to «ExercisePrix1No» USD per share.

2.          Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

3.          Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.          Mutilation or Loss of Warrant

Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute

Cignus Ventures Inc.	2
Common Stock Purchase
Warrant Certificate No. «Warrant_Cert_No»

and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5.          Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

6.          Protection Against Dilution.

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(1)

If and whenever the shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

(2)

In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(3)

The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(4)	The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

Cignus Ventures Inc.	3
Common Stock Purchase
Warrant Certificate No. «Warrant_Cert_No»

7.          Transfer to Comply with the Securities Act and Other Applicable Securities Legislation

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the "Act") and have been issued to the Holder pursuant to Regulation S of the Act on the representations of the Holder in a subscription agreement executed by the Holder in favor of the Corporation. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel reasonably satisfactory to the Corporation that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section. By acceptance of this certificate, the Holder acknowledges and agrees that:

(1)

The Holder will only sell the Warrants and the shares issuable upon exercise of the Warrants (the “Warrant Shares") only in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act;

(2)

The Corporation will refuse to register any transfer of the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration;

(3)	The Holder will not engage in hedging transactions except in accordance with the Act;

(4)	The Holder is not entitled to any registration rights with respect to the Warrants or the Warrant Shares.

All certificates representing the Warrant Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

8.          Payment of Taxes

The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares

Cignus Ventures Inc.	4
Common Stock Purchase
Warrant Certificate No. «Warrant_Cert_No»

issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

9.          Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	CIGNUS VENTURES INC.
Attention: David K. Ryan, President, Secretary & Treasurer
Suite 410 – 103 East Holly Street
Bellingham, WA 98225

Tel: (360) 306-1133 / Fax: (360) 230-7304

with a copy to:	O’NEILL LAW GROUP PLLC
Attention: Stephen F. X. O’Neill
435 Martin Street, Suite 1010
Blaine, Washington 98230

Fax: (360) 332-2291

HOLDER:	At the address set forth above.

10.        Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

CIGNUS VENTURES INC.
by its authorized signatory:

________________________
DAVID K. RYAN
President, Secretary & Treasurer

G:\Data\File Server\Client Files\4400-4499\4416\12-Acq of Live Tutor\C-PurchAgmt\SPA_SCHEDULE B - WarrantCert-RegS_FORM.doc

SUBSCRIPTION FORM

TO:	CIGNUS VENTURES INC.
A Nevada Corporation (the “Corporation”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for ________________ shares of the common stock of CIGNUS VENTURES INC. (the “Shares”) referred to in the Common Stock Purchase Warrant Certificate No. «Warrant _Cert_NoNo» surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Corporation that:

(a)	The Subscriber has not offered or sold the Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)

The Subscriber is acquiring the Shares for its own account for investment, with no present intention of dividing my interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)

The Subscriber does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(d)	The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

(e)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

(f)	The Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(g)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

2

(h)	This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

The Subscriber will only sell the Shares in accordance with the provisions of Regulation S of the Act pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act;

(ii)

The Corporation will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration;

	(iii)	The Subscriber will not engage in hedging transactions except in accordance with the Act;

	(iv)	The Subscriber has no right to require the Corporation to register the Shares under the Act;

	(v)	The certificates representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(vi)	The Subscriber is not a U.S. Person, as defined in Regulation S of the Act.

Please deliver a share certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this _____day of ____________________________, ____________.

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber:

SCHEDULE "C"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

EMPLOYMENT, SERVICE & PENSION AGREEMENTS OF THE COMPANY

1.	Employment Agreement dated October 5, 2006 between the Company and Job Thomas Thekkekkara.

2.	Employment Agreement dated June 1, 2009 between the Company and Sunder Raj Nyayapathi.

SCHEDULE "D”

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

REAL PROPERTY & LEASES OF THE COMPANY

1.	Lease Deed dated April 1, 2009 between the Company and Nettlinx Limited.

SCHEDULE "E"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

ENCUMBRANCES ON THE ASSETS OF THE COMPANY

None.

SCHEDULE "F"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

COMPANY LITIGATION

None.

SCHEDULE "G"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

CIGNUS AND PURCHASER LITIGATION

None.

SCHEDULE "H"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

Trademarks:

INDIA TRADE MARK NUMBER	REGISTRATION DATE	TRADE MARK
1745989	September 4, 2008	Word: “Live Tutor”

1479330	March 5, 2008	Word: “Smartlinx”

Websites:

1.	smartlinx.co.in

2.	tutoronline.in

3.	livetutor.co.in

4.	livetutor.in

5.	tutorconnect.co.in

6.	tutorconnect.in

7.	learnat.org

8.	tutorconnect.org

9.	tutorkonnect.com

SCHEDULE "I"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

SHARE TRANSFER FORM

O/o. the Registrar of Companies A.P
Date of Presentation U/S 108 (1A) (a)
of the Companies Act, 1956

HENRY RICHARD
Presented on this day of.................... 3 AUG 2009
Registrar of Companies
Andhra Pradesh Hyderabad

FORM - 7B

SHARE TRANSFER FORM

Date of presentation to the Prescribed Authority (Pursuant to Section 108 (A) of the Companies Act, 1956)

FOR THE CONSIDERATION stated below the "Transferor(s) named do hereby transfer to the "Transferee(s)" named, the shares specified below Subject to the conditions on which the said shares are now held by the Transferor(s) and Transferee(s) do hereby agree to accept and hold the said shares subject to the conditions aforesaid.

FULL NAME OF COMPANY	NAME OF THE RECOGNISED STOCK EXCHANGE WHERE DEALT IN, IF ANY

DESCRIPTION OF EQUITY / PREFERENCE SHARES			Consideration (in words)
No. of Figures *	Number in words	Consideration (in figures)	

Distinctive numbers						
	From					
	To					
Corresponding Certificate Nos.						

TRANSFEROR(S) [SELLER(S)] PARTICULARS

Regd. Folio No. ____

Name(s) in Full

1.____
2.____
3.____

Signature(s)

1.____
2.____
3.____

ATTESTATION

I, hereby attest the signature of the Transferor(s) herein mentioned

Signature

Name

Address / Seal

* Please see overleaf instructions

Signature of Witness

____

Name & Address of Witness

____
____
____
____
____ Pin____

TRANSFEREE(S) [BUYER(S)] PARTICULARS

Name(s) in Full

1.____
2.____
3.____

Signature(s)

1.____
2.____
3.____

OCCUPATION	ADDRESS	FATHER'S / HUSBAND'S NAME
1.		
2.		
3.		

Transferee(s) existing Folio If any, in same Order of Names ____ Value of Stamps affixed Rs.

DATED this day of Two Thousand PLACE

For Office use only :

Checked by____

Signature tallied by____

Entered in Register of Transfer No.____

Approval Date____

Folio ____ Company Code ____

Specimen Signature(s) of Transferee(s)

1.____
2.____
3.

Continuation of front page (Herein enter the Distinctive numbers when the space on the front page is found to be insufficient)

Distinctive numbers	From					
	To					
Corresponding Certificate Nos						

Distinctive numbers	From					
	To					
Corresponding Certificate Nos.						

* INSTRUCTIONS FOR ATTESTATION :

Attestation, where required (thumb impressions, marks, signature difference etc.) should be done by a Magistrate, Notary Public or Special Executive Magistrate or a similar Authority holding a Public Office and authorized to use the Seal of his office or a member of a recognized Stock Exchange through whom the shares are introduced or a manager of the transferor's bank.

NOTE : **Names must be rubber stamped preferably in a straight line. Chronological order should be maintained. Broker's clearing number should be stated when delivery is by a Clearing Member Bank.**

Name of Delivery Broker of Clearing Number	Date

POWER OF ATTORNEY PROBATE DEATH CERTIFICATE

LETTERS OF ADMINISTRATION

Registered with the Company

No.________________ Date________

[Signature (not initials) of Broker, Bank, Company or Stock Exchange Clearing House]

** LODGED BY________________

FULL ADDRESS________________

** To be filled only if the documents are lodged by a person other than the Transferee

SHARE CERTIFICATES TO BE RETURNED TO
Fill the name and address to which the Certificate are required to be returned.

NAME & ADDRESS________________

SHARE TRANSFER STAMPS

SCHEDULE "K"

to that Share Purchase Agreement
dated for reference as of the 20th day of August, 2009

MATERIAL AGREEMENTS OF THE COMPANY

1.	Agreement dated January 27, 2009 between Bharat Sanchar Nigam Limited and the Company.

2.	Loan Agreement dated November 20, 2006 between Netlinx Limited and the Company.